UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 18, 2007

White River Capital, Inc.
(Exact name of registrant as specified in its charter)

Indiana	001-33257	35-1908796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Brookville Way, Suite I, Indianapolis, Indiana		46239
(Address of principal executive offices)		(Zip Code)

(317) 806-2166
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On Thursday evening, October 18, 2007, Deloitte & Touche LLP (“Deloitte”) indicated in a telephone conversation with management of White River Capital, Inc. (“Company”) that such firm would decline to stand for reappointment as the Company’s independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s fiscal years ended December 31, 2006 and 2005 and through October 18, 2007, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its reports on the Company’s financial statements for such years. In connection with the audits of the Company’s fiscal years ended December 31, 2006 and 2005 and through October 18, 2007, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 24, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b) Proposed appointment of new independent registered public accounting firm

At the direction of the Audit Committee, in early September 2007 management of the Company interviewed several independent registered public accounting firms, and had discussions with Deloitte, for the purpose of making a recommendation to the Audit Committee of the Board of Directors regarding the independent registered public accounting firm to engage for the audit of the Company’s financial statements for the year ending December 31, 2007.  On October 19, 2007, the officers of the Company informed one of the independent registered public accounting firms management had interviewed (“Proposed Auditors”) that the Audit Committee had determined to engage such firm to conduct the audit of the Company’s financial statements for the 2007 fiscal year, subject to such firm’s completion of its internal approval processes and acceptance of appointment. Such appointment is not yet effective.

Item 9.01  Financial Statements and Exhibits.*

    (d)  Exhibits.

    16.1  Letter from Deloitte & Touche LLP dated October 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 24, 2007	White River Capital, Inc.

	By:	/s/ Martin J. Szumski
	Name:	Martin J. Szumski
	Title:	Chief Financial Officer